                                  REHABILICARE INC.
                                 1811 OLD HIGHWAY 8
                            NEW BRIGHTON, MN  55112-3493
                           ------------------------------
                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 DECEMBER 15, 1998
                           ------------------------------
                       TO SHAREHOLDERS OF REHABILICARE INC.:



Notice is hereby given that the Annual Meeting of Shareholders of Rehabilicare Inc. (the "Company") will be held on Tuesday, December 15, 1998 at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, 55402 at 10:00 a.m. CST for the following purposes:

     1. To elect a Board of six directors to serve for the following year and until their successors are elected;

     2. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

Only holders of record of Rehabilicare common stock at the close of business on October 26, 1998 will be entitled to receive notice of and to vote at the meeting or any adjournment thereof.

You are cordially invited to attend the meeting. Whether or not you plan to be personally present at the meeting, however, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Thomas Martin
                                        SECRETARY


Dated:    November 2, 1998

                                 REHABILICARE INC.
                                 1811 OLD HIGHWAY 8
                            NEW BRIGHTON, MN  55112-3493
                           ------------------------------

                                  PROXY STATEMENT
                                        FOR
                           ANNUAL MEETING OF SHAREHOLDERS
                                 December 15, 1998
-------------------------------------------------------------------------------

This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Rehabilicare Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on December 15, 1998 at 10:00 a.m. CST at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, 55402, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. Shares of the Company's common stock, $.10 par value (the "Common Stock"), represented by proxies in the form solicited will be voted in the manner directed by shareholders. If no direction is made, the proxy will be voted for the election of the nominees for director named in this Proxy Statement. Proxies may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxy's authority or a duly executed proxy bearing a later date. This Proxy Statement and the form of proxy enclosed are being mailed to shareholders commencing on or about November 2, 1998.

Only the holders of the Company's Common Stock whose names appear of record on the Company's books at the close of business on October 26, 1998 will be entitled to vote at the Annual Meeting. At the close of business on October 26, 1998 a total of 10,459,605 shares of Common Stock were outstanding, each share being entitled to one vote.

Shares voted as abstentions on any matter or a "withhold vote for" as to directors will be counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting but will not be considered as present and entitled to vote with respect to such matters.

Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail but, in addition, officers and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telecopy or in person.

As far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting. In the event that other matters properly come before the Annual Meeting calling for a vote of the shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters.

A copy of the Company's Annual Report for the year ending June 30, 1998 is being furnished to each shareholder with this Proxy Statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth, as of October 26, 1998, certain information with respect to beneficial ownership of the Company's Common Stock as to (i) each person or entity known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table; and
(iv) all executive officers and directors as a group. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

Name                           Shares Beneficially Owned (1)     Percent Owned
----                           -----------------------------     -------------
Beverly Enterprises, Inc.                 989,319                     9.5%
5111 Rogers Avenue, Ste. 40A
Ft. Smith, Arkansas  72919

Woodland Partners LLC                     912,600  (2)                8.7%
60 South Sixth Street
Minneapolis, MN  55402

Robert C. Wingrove                        206,684                     2.0%

David B. Kaysen                           122,831                     1.2%

W. Bayne Gibson                           102,961                     1.0%

W. Glen Winchell                           44,392                      *

Frederick H. Ayers                         36,476                      *

William J. Sweeney                         29,070                      *

John H.P. Maley                            20,000                      *

Richard E. Jahnke                           5,000                      *

All Directors and Officers                567,414                     5.4%
As a group (8 persons)

------------------------------
* Less than 1%

(1) Includes for Mr. Wingrove, Mr. Kaysen, Mr. Winchell, Mr. Sweeney, Mr. Maley, Mr. Jahnke and all directors and officers as a group, 29,000 shares, 36,000 shares, 35,000 shares, 28,000 shares, 5,000 shares, 5,000 shares and 138,000, respectively, which can be purchased by exercise of options which become exercisable within 60 days.
(2) Based on Schedule 13G dated February 6, 1998. Woodland Partners LLP has sole voting power for 752,800 of these shares.

                                ELECTION OF DIRECTORS


The Board of Directors has nominated six persons as directors for the following year. Each director will be elected at the Annual Meeting for a term of one year and until his successor is elected and qualified. The Board of Directors recommends that the shareholders elect the nominees named below as directors of the Company for the following year. It is intended that the persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election as directors of the nominees named below, unless otherwise directed. Each nominee has indicated a willingness to serve, but in case any nominee is not a candidate at the meeting, for reasons not known to the Company, the proxies named in the enclosed form of proxy may vote for a substitute nominee at their discretion. Information regarding the nominees is set for the below:

                                                                             Principal occupation and business
      Name                       Age        Director since                     experience for past five years
--------------------            ----        --------------                -----------------------------------------------
Frederick H. Ayers               59           March 1998                  President of F.H. Ayers, Inc. (a private
                                                                          investment company) since 1985; director of
                                                                          Staodyn, Inc. from 1984 to 1998

W. Bayne Gibson                  73           March 1998                  Independent business consultant since 1997;
                                                                          President, Chief Executive Officer and Chairman
                                                                          of the Board of Staodyn, Inc. from 1984 to 1996

Richard E. Jahnke                49           January 1997                President and Chief Executive Officer of Medical
                                                                          Graphics Corporation (a manufacturer of non-
                                                                          invasive medical diagnostic systems) since August
                                                                          1998; President and Chief Operating Officer of
                                                                          CNS, Inc. (a manufacturer of consumer products)
                                                                          from 1993 to 1998

David B. Kaysen                  49           March 1992                 President and Chief Executive Officer of the
                                                                         Company since March 1992

John H.P. Maley                  63          December 1996               Chairman of Magister Corporation (a developer and
                                                                         marketer of consumer healthcare products) since
                                                                         July 1995; Chairman and CEO of Chattanooga Group
                                                                         (a manufacturer of physical therapy products) from
                                                                         1976 to 1995

Robert C. Wingrove               66           June 1972                  Chairman of the Board of the Company since 1984;
                                                                         Chief Technical Officer of the Company since 1990


THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED FOR THE ELECTION OF EACH DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE.

MEETING OF THE BOARD AND CERTAIN COMMITTEES

The Board of Directors maintains an Audit Committee, comprised of Messrs. Ayers, Gibson, Jahnke and Maley, and a Compensation Committee, comprised of Messrs. Ayers, Gibson, Jahnke and Maley. Each of these committees met once during the year. The Audit Committee reviews and makes recommendations to the Board of Directors with respect to designated matters. The Compensation Committee considers and makes recommendations with respect to compensation of officers of the Company (including salaries and incentive compensation). There is no standing nominating committee.

During the year ended June 30, 1998, the Board of Directors held eight meetings. Each incumbent Director attended at least 75% of all meetings of the Board while he was serving on the Board and all meetings of any committee of the Board on which he served.

                                  EXECUTIVE OFFICERS

         Name                   Age              Position
------------------------        ---       -----------------------------------
   Robert C. Wingrove            66       Chief Technical Officer

   David B. Kaysen               49       Chief Executive Officer

   William J. Sweeney            55       Vice President Sales and Marketing

   W. Glen Winchell              51       Vice President of Finance and Chief
                                          Financial Officer

See the biographical information on Messrs. Wingrove and Kaysen under Directors.

William J. Sweeney started with the Company as Vice President of Sales and Marketing in April 1996. From June 1993 to April 1996, he was employed by CIRCON Corporation and Surgitek, Inc. (a company acquired by CIRCON Corporation), both manufacturers of surgical products, most recently as Corporate Business Development Manager.

W. Glen Winchell has been Vice President of Finance and Chief Financial Officer since September 1993.


         COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes that its executive officers and directors complied with all applicable Section 16(a) filing requirements during and with respect to the fiscal year ended June 30, 1998 except that Messrs. Ayers and Gibson failed to timely file their initial report of beneficial ownership subsequent to completion of the merger with Staodyn, Inc. pursuant to which they became directors. Such reports have since been filed.

                               EXECUTIVE COMPENSATION


        SUMMARY COMPENSATION TABLE. The table below shows the compensation awarded or paid to, or earned by, Rehabilicare's chief executive officer and each of its most highly compensated executive officers who received salary and bonus of $100,000 or more during each of the years in the three-year period ended June 30, 1998.

                                                  Annual Compensation                     Long-Term
                                         ----------------------------------------       Compensation (1)       All Other
       Name and                                                      Other Annual       ----------------      Compensation
  Principal Position           Year       Salary        Bonus        Compensation          Options(2)             (3)
----------------------         ----      --------      -------       ------------       ----------------      ------------

David B. Kaysen                1998      $170,365      $59,670            --               15,000                 $768
  PRESIDENT AND CHIEF          1997       163,125       28,260            --               15,000                  750
  EXECUTIVE OFFICER            1996       155,531         --              --               15,000                  904

Robert C. Wingrove             1998      $128,788      $15,750            --                5,000                 $768
  CHIEF TECHNICAL              1997       125,800       19,042            --               10,000                  753
  OFFICER                      1996       121,500         --              --               10,000                  842


W. Glen Winchell               1998      $104,291      $26,875            --               20,000                 $795
  VICE PRESIDENT OF            1997        97,692       16,302            --                5,000                  759
  FINANCE AND CHIEF            1996        91,875         --              --               10,000                  788
  FINANCIAL OFFICER

William J. Sweeney             1998      $ 97,007     $ 18,800            --               15,000                 $750
  VICE PRESIDENT OF SALES      1997        90,599       16,325          20,000 (4)         10,000                  763
  AND MARKETING (5)            1996        20,249         --              --               30,000                   --

------------------------------
(1) Rehabilicare did not award any restricted stock or make any long-term incentive payments to executives.
(2) Represents the number of shares of Rehabilicare common stock that can be purchased upon the exercise of stock options granted during the year.
(3)  Represents Rehabilicare's contributions to a 401(k) plan.
(4)  Represents relocation expense allowance.
(5) Mr. Sweeney was employed as Vice President of Sales and Marketing in April 1996.



        STOCK BASED COMPENSATION. The following table provides information regarding options to purchase Rehabilicare Common Stock granted to the named executive officers pursuant to the 1988 Restated Stock Option Plan or the 1998 Stock Incentive Plan during 1998.


                         OPTION GRANTS IN LAST FISCAL YEAR
                                 INDIVIDUAL GRANTS

                              Number of           Percent of Total
                             Securities          Options Granted To
                             Underlying             Employees in                 Exercise               Expiration
   Name                   Options Granted           Fiscal Year              Price ($/Share)                Date
---------------           ---------------        -------------------         ---------------         -----------------
Mr. Kaysen                    15,000                  10.1%                      $3.0625                  3/16/05
Mr. Wingrove                   5,000                   3.4%                      $3.0625                  3/16/05
Mr. Winchell                  20,000                  13.5%                   $3.0625-$3.25          9/10/02 - 3/16/05
Mr. Sweeney                   15,000                  10.1%                   $3.0625-$3.25          9/10/02 - 3/16/05

        The following table summarizes the value of options held at the end of fiscal 1998 by the named executive officers.

        OPTION EXERCISES IN FISCAL 1998 AND FISCAL YEAR-END OPTION VALUES

                                                               Number of Unexercised                    Value of Unexercised
                           Shares                                     Options                           In-the-Money Options
                          Acquired                             At End of Fiscal 1998                  At End of Fiscal 1998 (1)
                             on            Value           ------------------------------           -----------------------------
  Name                    Exercise        Realized         Exercisable      Unexercisable           Exercisable     Unexercisable
------------              --------        --------         -----------      -------------           -----------     -------------
Mr. Kaysen                   --              --               42,000            33,000                $18,188           $ 2,438

Mr. Wingrove                 --              --               32,000            18,000                $15,375           $ 2,438

Mr. Winchell                 --              --               56,000            29,000                $29,875           $11,375

Mr. Sweeney                  --              --               24,000            31,000                   --                --

------------------------------
(1) Represents the difference between $2.6875 (the last sales price at June 30, 1998) and the exercise price multiplied by the number of shares.



COMPENSATION OF DIRECTORS

Directors who are not also officers or employees of the Company receive fees of $1,000 per quarter; an option to purchase 2,500 shares of the Company's common stock under its 1998 Stock Incentive Plan on July 1 of each year; and are reimbursed for their expenses in attending board meetings.

LONG-TERM PLAN INCENTIVE AWARDS

Other than its 1998 Stock Incentive Plan and 1993 Employee Stock Purchase Plan, the Company does not maintain any long-term incentive plan.


                                 CERTAIN TRANSACTIONS

The Company loaned Mr. Kaysen $162,500 in March 1997 for the acquisition of 100,000 shares of the Company's common stock, pursuant to his exercise of stock options. The loan was evidenced by a promissory note secured by 85,729 shares of Company common stock owned by Mr. Kaysen and bearing interest at the prime rate. In March 1998, the Company loaned Mr. Kaysen an additional $75,000 in connection with his income tax obligation resulting from the stock option exercise. That loan is secured by the same collateral and subject to the same terms.

                     RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The Company has selected PricewaterhouseCoopers LLP as its independent public accountants for the year ending June 30, 1999. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to questions from shareholders.


                        PROPOSALS FOR THE NEXT ANNUAL MEETING

Any proposal by a shareholder to be presented at the next Annual Meeting must be received at the Company's principal executive offices, 1811 Old Highway 8, New Brighton, MN 55112-3493, no later than June 30, 1999.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     Thomas Martin
                                     SECRETARY


Dated:   November 2, 1998

                                 REHABILICARE INC.
           Proxy for the December 15, 1998 Annual Meeting of Shareholders
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned hereby appoints David B. Kaysen and W. Glen Winchell, and each of them, with power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Rehabilicare Inc., to be held on December 15, 1998, and at all adjournments thereof, as specified below on the matters referred to, and, in their discretion, upon any other matters which may be brought before the meeting:

1.  ELECTION OF DIRECTORS: / / FOR all nominees (EXCEPT / / WITHHOLD AUTHORITY
                               AS MARKED TO THE             TO VOTE FOR ALL
                               CONTRARY BELOW)              NOMINEES

       TO WITHHOLD AUTHORITY FOR A SPECIFIC NOMINEE, PLACE A LINE THROUGH HIS
                                    NAME BELOW:
      Frederick H. Ayers, W. Bayne Gibson, Richard E. Jahnke, David B. Kaysen,
                        John H.P. Maley, Robert C. Wingrove,


2. TO VOTE WITH DISCRETIONARY AUTHORITY ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.



             (THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE.)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for all directors named in Item 1.

     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated: ____________________________, 1998


                                   _______________________________________
                                                 Signature

                                   _______________________________________
                                          Signature if held jointly

                                   PLEASE MARK, SIGN, DATE AND RETURN THIS
                                                  PROXY PROMPTLY.